UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 21, 2008 (Date of earliest event reported)
Portfolio Recovery Associates, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50058 (Commission File Number)	75-3078675 (IRS Employer Identification Number)

120 Corporate Boulevard, Norfolk, Virginia (Address of principal executive offices)		23502 (Zip Code)
888-772-7326 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 21, 2008, the Company issued a press release announcing its unaudited financial results for the fourth quarter ended December 31, 2007. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of Item 2.02.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of Portfolio Recovery Associates, Inc. dated February 21, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2008	PORTFOLIO RECOVERY ASSOCIATES, INC. By: /s/ Kevin P. Stevenson Kevin P. Stevenson EVP/CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Portfolio Recovery Associates, Inc. dated February 21, 2008